Stock-Based Compensation	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Equity Based Compensation
Upon formation of certain Operating Entities, specified members of management (“Specified Members”) were granted the right to receive distributions from their respective Operating Entity, after the contribution member’s unreturned capital balance was recovered (referred to as “Payout” provision). Additionally, non-employee members were included in the award class (“Non-Employee Members”).

On November 24, 2014, the awards were modified in conjunction with the contribution of the Operating Entities to the Partnership. Awards are not granted in limited or general partner units. Agreements are for interests in the distributable earnings of Mammoth Holdings, Mammoth’s then majority limited partner unit holder.

On the IPO closing date, Mammoth Holdings unreturned capital balance was not fully recovered from its sale of common stock in the IPO. As a result, Payout did not occur and no compensation cost was recorded. Future offerings or sales of common stock that will recover outstanding unreturned capital remain not probable.

Payout is expected to occur following the sale by Mammoth Holdings of its shares of the Company's common stock, which is considered not probable until the event occurs. Therefore, for the awards that contained the Payout provision, no compensation cost was recognized as the distribution rights do not vest until Payout is reached. For the Specified Member awards, the unrecognized amount, which represents the fair value of the award as of the modification dates or grant date, was $5,618,552. For the Non-Employees Member awards, the unrecognized cost, which represents the fair value of the awards as of December 31, 2016, was $29,054,528.
Stock-Based Compensation
The 2016 Plan authorizes the Company's Board of Directors or the compensation committee of the Company's Board of Directors to grant incentive restricted stock, restricted stock unit, stock appreciation rights, stock options and performance awards. There are 4.5 million shares of common stock reserved for issuance under the 2016 Plan.

Restricted Stock Units

The fair value of restricted stock unit awards was determined based on the fair market value of the Company's common stock on the date of the grant. This value is amortized over the vesting period.

A summary of the status and changes of the unvested shares of restricted stock under the 2016 Plan is presented below.

	Number of Unvested Restricted Shares	Weighted Average Grant-Date Fair Value
Unvested shares as of October 19, 2016	—	$—
Granted	298,335	14.97
Vested	(11,110)	(14.69)
Forfeited	(4,445)	(15.00)
Unvested shares as of December 31, 2016	282,780	$14.98

As of December 31, 2016, there was $3,878,325 of total unrecognized compensation cost related to the unvested restricted stock. The cost is expected to be recognized over a weighted average period of approximately twenty-one months.

Included in cost of revenue and selling, general and administrative expenses is stock-based compensation expense of $519,830 for the year ended December 31, 2016.